EXHIBIT 10.38
                                                                   -------------

                                                                   FINAL VERSION


                              SETTLEMENT AGREEMENT

     This Settlement Agreement ("Agreement") is made and entered into effective as of the 30th day of April, 2001, by and among PalWeb Corporation, a Delaware corporation (the "Company"), Crescent Road Corporation, a Texas corporation ("CRC"), Curton Capital Corporation, a Texas corporation ("CCC"), Consolidated Capital Group, Inc., a Colorado corporation ("CCGI"), Ralph Curton, Jr., an individual and the sole shareholder of CRC ("Curton"); and CCC and Jeffrey Van Putten, an individual and the sole shareholder of CCGI ("Van Putten"), (CRC and CCC are collectively referred to as the "Shareholders" and CRC, CCC, CCGI, Curton and Van Putten are collectively referred to as "Curton Group") with reference to the following circumstances:

     The Company and the Curton Group desire to settle all outstanding disputes between them in accordance with the terms of this Agreement. In consideration of the promises and the mutual agreements contained herein the parties agree as follows:

                                    ARTICLE I
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                                BASIC AGREEMENTS

     1.1 Surrender of Stock. Subject to the terms, provisions and conditions hereof, the Curton Group acknowledges that 11,000,000 shares of Common Stock of the Company originally issued in December 1999 and which are the subject of pending litigation between the Company and Curton Group were not validly issued and accordingly, Shareholders shall surrender to the Company for cancellation all of the 10,700,000 remaining shares of Common Stock held by them ("Common Shares") and Curton shall surrender 33,332 shares of Common Stock owned by him ("Curton Stock") all without payment of consideration by the Company. The remaining 300,000 shares originally issued to CRC were transferred to Leann Brenneis on May 3, 2000 ("Brenneis Shares"). The Curton Group will cause the Brenneis Shares to be returned to the Company. The Company will place a stop transfer order on the Brenneis Shares and the Curton Group will indemnify the Company from any claim that the Brenneis Shares have been properly issued or that the holder thereof has any right, title or interest in the shares.

     1.2 Existing Loan Agreement and Note. In full satisfaction of all obligations of the Company under that certain loan agreement by and between Curton and the Company dated December 1, 1999 (the "Loan Agreement") and the corresponding note (the "Note") the Company shall pay to Curton the sum of $300,000.

     1.3 Relinquishment of Certificate for Series B Preferred Stock of the Company. Curton is the registered owner of 408,889 shares of Series B Preferred Stock of the Company(the "Preferred Shares"). Curton acknowledges that the Preferred Shares have previously been cancelled and he shall return to the Company the certificate for the Preferred Shares and agrees that he has no interest of any kind in the Preferred Shares.

     1.4 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall occur simultaneously with the execution of this Agreement at such location as the parties may agree (the "Closing Date"). At the
Closing:

          (a) the Company shall deliver to Curton the sum of $300,000 in full satisfaction of the Note;

          (b) the Shareholders shall deliver to the Company certificates evidencing all of the Common Shares, duly endorsed and ready for transfer;

          (c) Curton shall deliver to the Company certificates evidencing all of the Preferred Shares, duly endorsed and ready for transfer;

          (d) Curton shall deliver to the Company the Note marked paid; and

          (e) the Company and the Curton Group shall also deliver such additional documents as the Company or the Curton Group may reasonably request in order to further document the agreements herein, including a joint motion to dismiss with prejudice all claims and counterclaims in the action filed by the Company titled PalWeb Corporation v. Crescent Road Corporation, Curton Capital Corporation and Consolidated Capital Corporation, CV 01-1225-K, filed in the 192nd Judicial District, District Court of Dallas County, Texas on February 15, 2001 (collectively the "Litigation").

             As soon as possible after the Closing, Curton shall deliver a certificates for the Curton Stock and Brenneis Shares, duly endorsed and ready for transfer.

     1.5. Consulting Agreements. The Company and the Curton Group hereby agree that the Consulting Agreements dated December 1, 1999 by and between the Company and CRC and CCGI respectively ("Consulting Agreements"), are terminated. The Curton Group agrees that no further compensation or benefit is due or shall ever become due to the Curton Group or anyone else in connection with such Consulting Agreements and that all outstanding invoices from third parties, including Pinnacle Group, LLC, have been or will be paid. The Company agrees that there are no obligations of the Curton Group or any other persons in connection with such Consulting Agreements. Notwithstanding the foregoing, the Company and the Curton Group agree to equally share any fee paid to Pinnacle Group, LLC.

                                   ARTICLE II
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                 REPRESENTATIONS AND WARRANTIES OF CURTON GROUP

     The Curton Group, jointly and severally, hereby represent, warrant and covenant to the Company as follows:

     2.1 Common Shares. The Common Shares constitute one hundred percent (100%) of Shareholders' interest, direct or indirect in the capital stock of the Company and the Curton Stock constitutes one hundred percent (100%) of Curton's interest, direct or indirect, in the capital stock of the Company.

     2.2 Title. Subject to the acknowledgment of the parties in Section 1.1, Shareholders and Curton own the Common Shares and Curton Stock, respectively, of record and beneficially, free and clear of all liens, pledges, claims, contract restrictions, buy and sell agreements and encumbrances of any kind, other than the claims of the Company.

     2.3 Authority. Each member of the Curton Group has all right, power and authority to enter into this Agreement and consummate the transactions described herein, and the execution, delivery and performance of this Agreement by each member of the Curton Group will not violate any statute, rule, judgment, order or restriction of any government, governmental agency, or court to which any member of the Curton Group is subject and does not conflict with, result in a breach of, constitute a default under or require any notice under any agreement, contract or other document to which any member of the Curton Group is a party or are bound. This Agreement constitutes a binding obligation of each member of the Curton Group enforceable in accordance with its terms.

     2.4 No Reliance. Each member of the Curton Group has had access to all information they deem necessary to evaluate the merits and risks of entering into this Agreement and surrendering the Common Shares. Each member of the Curton Group agree and understand that the Company makes no representations or warranties regarding the financial or business condition of the Company or the value of the Common Shares. Each member of the Curton Group waives any right they may have to object to any term or condition of this Agreement based upon any alleged omission to disclose any material fact with respect to the Company or the value of the Common Shares.

     2.6 Litigation. There are no legal proceedings pending or threatened against any member of the Curton Group, which, if adversely determined, could, in any respect, prevent or impair the ability of the any member of the Curton Group to perform its obligations under this Agreement.

                                   ARTICLE III
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                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents, warrants and covenants to the Curton Group as follows:

         3.1 Authority. The Company has all right, power and authority to enter into this Agreement and to consummate the transactions described herein and the execution, delivery and performance of this Agreement by the Company and will not violate any statute, rule, judgment, order, or restriction of any government, governmental agency, or court to which the

Company is subject and does not conflict with, result in a breach of, constitute a default under or require any notice under any agreement, contract or other document to which the Company is a party or otherwise bound. All proceedings required to be taken by the Company, including approval of the Board of Directors, to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto have been properly taken and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

     3.2 No Reliance. The Company has had access to all information it deems necessary to evaluate the merits and risks of entering into this Agreement and cancelling the Common Shares and paying the Note. The Company agrees and understands that the Curton Group does not make any representations or warranties regarding the financial or business condition of the Company or the value of the Common Shares. The Company waives any right they may have to object to any term or condition of this Agreement based upon any alleged omission to disclose any material fact with respect to the Company of the value of the Common Shares.

     3.3 Litigation. There are no legal proceedings pending or threatened against the Company, which, if adversely determined, could, in any respect, prevent or impair the ability of the Company to perform its obligations under this Agreement.

                                   ARTICLE IV
                                   ----------

                              ADDITIONAL AGREEMENTS

     4.1 Releases of Curton Group. The Curton Group, on behalf of themselves, their heirs, personal representatives, successors and assigns, hereby fully release, acquit and forever discharge the Company and their respective successors, assigns, officers, directors, agents, employees, attorneys, representatives and family members, past and present (all of such released parties being hereinafter collectively referred to as the "Company Released Parties"), from any and all claims, demands, liabilities, grievances and causes of action of any kind whatsoever, whether known or unknown, contingent or noncontingent, whether relating to personal injury, breach of contract, property damage, economic loss or otherwise, which the Curton Group may have against the Company Released Parties or any of them, including, without limitation, claims, demands, liabilities, grievances and causes of action arising out of or in any way connected with or related to (i) the ownership of capital stock or rights to acquire capital stock of the Company; (ii) any action taken by the Company Released Parties in connection with the operation of the business of the Company, whether as director, officer, employee, stockholder or in any other capacity; (iii) the Consulting Agreements; (iv) the Preferred Shares; (v) any debts or other obligations of the Company Released Parties; and (vi) the Litigation and the negotiation of this Agreement; provided, however, the foregoing release shall not be construed to release any obligations of the Company arising under the terms of this Agreement.

     4.2 Releases of Company. The Company, on behalf of itself and its heirs, personal representatives, successors and assigns, hereby fully releases, acquits and forever discharges the Curton Group and their respective successors, assigns, officers, directors, agents, employees, attorneys, representatives and family members, past and present (all of such released parties being hereinafter collectively referred to as the "Curton Released Parties"), from any and all claims, demands, liabilities, grievances, causes of action of any kind whatsoever, whether known or unknown, contingent or not contingent, whether relating to personal injury, property damage, economic loss or otherwise, which the Company may have had or may now have against the Curton Released Parties or any of them, including, without limitation, claims, demands, liabilities, grievances and causes of action arising out of or in any way connected with or related to (i) the ownership of capital stock, or rights to acquire any capital stock of the Company; (ii) any action taken by the Curton Released Parties in connection with the operation of the business of the Company, whether as director, officer, employee, stockholder or in any other capacity; (iii) any action relating to the performance under the Consulting Agreements; (iv) any debts or obligations of the Curton Released Parties to the Company; and (v) the Litigation and the negotiations relating to this Agreement; provided, however, the foregoing release shall not be construed to release any obligations of the Curton Group arising under the terms of this Agreement.

     4.3 Indemnification by Company. The Company shall indemnify and hold harmless the Curton Group from any claim, liability, cost or expense that the transactions contemplated by this Agreement constitute a preferential transfer or fraudulent transfer.

                                    ARTICLE V
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                                     GENERAL

     5.1 Integration; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by written agreement specifically referring to this Agreement signed by all of the parties hereto.

     5.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each corporate party hereto, its successors and assigns and each individual party to and his heirs, personal representatives, successors and assigns.

     5.3 Further Assurance. Each party hereto shall cooperate and shall take such further action and execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

     5.4 Counterparts. This Agreement may be executed in one or more counterparts by different parties on separate counterparts, each of which as so executed shall be deemed to be an original, and all such counterparts, taken together, shall constitute one and the same instrument. This Agreement shall be effective when all parties have executed at least one counterpart.

     5.5 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Oklahoma.

     5.6 Survival. The representations and warranties and obligations contained herein of all parties shall survive the Closing.

     Executed as of the date first above written.

                                          PALWEB CORPORATION

                                          By: /s/ Paul A. Kruger
                                              -------------------------------
                                              Paul A. Kruger, Chairman of
                                              the Board and President


                                          CRESCENT ROAD CORPORATION

                                          By: /s/ Ralph Curton, Jr.
                                              -------------------------------
                                              Ralph Curton, Jr., President



                                          CURTON CAPITAL CORPORATION

                                          By: /s/ Ralph Curton, Jr.
                                              -------------------------------
                                              Ralph Curton, Jr., President


                                              /s/ Ralph Curton, Jr.
                                              -------------------------------
                                              Ralph Curton, Jr., Individually



                                          CONSOLIDATED CAPITAL GROUP, INC.

                                          By: /s/ Jeffrey Van Putten
                                              -------------------------------
                                              Jeffrey Van Putten, President


                                              /s/ Jeffrey Van Putten
                                              -------------------------------
                                              Jeffrey Van Putten, Individually